                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY

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                              COLLATERAL AGREEMENT

                                   dated as of

                                  May 30, 2003,

                                      among

                       INTERNATIONAL WIRE HOLDING COMPANY,

                         INTERNATIONAL WIRE GROUP, INC.

                               THE SUBSIDIARIES OF
                         INTERNATIONAL WIRE GROUP, INC.
                                IDENTIFIED HEREIN

                                       and

                           WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION

                               as Collateral Agent



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

                                TABLE OF CONTENTS


                                    ARTICLE I

                                   Definitions
SECTION 1.01. Indenture ...........................................................          1

SECTION 1.02. Other Defined Terms .................................................          1

                                   ARTICLE II

                              Pledge of Securities

SECTION 2.01. Pledge ..............................................................          6

SECTION 2.02. Delivery of the Pledged Collateral ..................................          6

SECTION 2.03. Representations, Warranties and Covenants ...........................          7

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership
                 Interests ........................................................          8

SECTION 2.05. Registration in Nominee Name; Denominations .........................          8

SECTION 2.06. Voting Rights; Dividends and Interest ...............................          8

                                  ARTICLE III

                     Security Interests in Personal Property

SECTION 3.01. Security Interest ...................................................         10

SECTION 3.02. Representations and Warranties ......................................         12

SECTION 3.03. Covenants ...........................................................         14

SECTION 3.04. Other Actions .......................................................         17

SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral ......         19

SECTION 3.06. Lockbox System ......................................................         21

SECTION 3.07. Collections .........................................................         22

                                   ARTICLE IV

                                    Remedies
SECTION 4.01. Remedies Upon Default ...............................................         23

SECTION 4.02. Application of Proceeds .............................................         24

SECTION 4.03. Grant of License to Use Intellectual Property .......................         25

SECTION 4.04. Securities Act ......................................................         25

SECTION 4.05. Registration ........................................................         26

                                   ARTICLE V

                    Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity and Subrogation ...........................................         27

SECTION 5.02. Contribution and Subrogation ........................................         27

SECTION 5.03. Subordination .......................................................         28

                                   ARTICLE VI

                                  Miscellaneous

SECTION 6.01. Notices .............................................................         28

SECTION 6.02. Waivers; Amendment ..................................................         28

SECTION 6.03. Collateral Agent's Fees and Expenses; Indemnification ...............         29

SECTION 6.04. Successors and Assigns ..............................................         32

SECTION 6.05. Survival of Agreement ...............................................         32

SECTION 6.06. Counterparts; Effectiveness; Several Agreement ......................         32

SECTION 6.07. Severability ........................................................         33

SECTION 6.08. Right of Set-Off ....................................................         33

SECTION 6.09. Governing Law; Jurisdiction; Consent to Service of Process ..........         33

SECTION 6.10. WAIVER OF JURY TRIAL ................................................         34

SECTION 6.11. Headings ............................................................         34

SECTION 6.12. Security Interest Absolute ..........................................         34

SECTION 6.13. Termination or Release ..............................................         35

SECTION 6.14. Additional Subsidiaries .............................................         35

SECTION 6.15. Collateral Agent Appointed Attorney-in-Fact .........................         35

Schedules

Schedule I        Subsidiary Parties
Schedule II       Capital Stock; Debt Securities
Schedule III      Intellectual Property
Schedule IV       Mortgaged Properties

Exhibits

Exhibit I         Form of Supplement
Exhibit II        Form of Perfection Certificate

                                    COLLATERAL AGREEMENT dated as of May 30,
                           2003, among International Wire Holding Company, International Wire Group, Inc., the Subsidiary Parties identified herein and Wells Fargo Bank Minnesota, National Association, as Collateral Agent.

                  WHEREAS, pursuant to the terms, conditions and provisions of
(a) the Indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), among the Company and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), and (b) the Purchase Agreement dated as of May 30, 2003 (the "Purchase Agreement"), among the Company and Credit Suisse First Boston LLC (the "Initial Purchaser") the Company is issuing $82,000,000 aggregate principal amount of 10.375 % Senior Secured Notes due February 28, 2005 and may issue, from time to time, additional notes in accordance with the provisions of the Indenture (collectively, the "Notes") which will be guaranteed on a senior secured basis by each of the Guarantors. Holdings and the Subsidiary Parties are affiliates of the Company, will derive substantial benefits from the execution of the Indenture and the issuance of Notes by the Issuer pursuant to the Purchase Agreement and are willing to execute and deliver this Agreement in order to induce the Trustee to enter into the Indenture and the Initial Purchaser to purchase the Notes. Accordingly, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions

                  SECTION 1.01. Indenture. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Indenture. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC.

                  SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "Account Debtor" means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

                  "Article 9 Collateral" has the meaning assigned to such term in Section 3.01.

                  "Collateral" means Article 9 Collateral and Pledged
Collateral.

                  "Collateral Obligations" means the due and punctual payment of the principal of and interest on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of and interest on the Notes and performance of all other Security Obligations of the Indenture Parties to the Holders or the Trustee or the Collateral Agent under the Indenture, the Notes, this Agreement and the other Indenture Documents.

                  "Collection Deposit Account" means a lockbox account of a Grantor maintained for the benefit of the Secured Parties with the Collateral Agent or a Sub-Agent pursuant to a Lockbox Agreement.

                  "Company" means International Wire Group, Inc.

                  "Concentration Account" means the cash collateral account established at the office of Wells Fargo Bank Minnesota, National Association, in the name of the Collateral Agent, for purposes of this Agreement.

                  "Copyright License" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

                  "Copyrights" means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

                  "Effective Date" means May 30, 2003.

                  "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

                  "Federal Securities Laws" has the meaning assigned to such term in Section 4.04.

                  "General Fund Account" means the general fund account established at the office of Wells Fargo Bank Minnesota, National Association, in the name of the Company.

                  "General Intangibles" means all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Obligations and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

                  "Grantors" means Holdings, the Company and the Subsidiary Parties.

                  "Holdings" means International Wire Holding Company.

                  "Indenture" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Indenture Documents" means (a) the Indenture, the Notes, and the Security Documents and (b) any other related documents or instruments executed and delivered pursuant to the Indenture or any Security Document.

                  "Indenture Parties" means Holdings, the Company and the Subsidiary Parties.

                  "Initial Purchaser" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Intellectual Property" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                  "License" means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule III.

                  "Lockbox Agreement" means a Lockbox and Depository Agreement in a form approved by the Collateral Agent, among a Grantor, the Collateral Agent and a Sub-Agent.

                  "Lockbox System" has the meaning assigned to such term in
Section 3.06(a).

                  "Mortgaged Property" means, initially, each parcel of real property and the improvements thereto owned by any Indenture Party and identified on Schedule IV hereto, and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 4.11 or 4.12 of the Indenture.

                  "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Notes" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

                  "Patents" means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  "Perfection Certificate" means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by an Officer of the Company.

                  "Pledged Collateral" has the meaning assigned to such term in
Section 2.01.

                  "Pledged Debt Securities" has the meaning assigned to such term in Section 2.01.

                  "Pledged Securities" means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

                  "Pledged Stock" has the meaning assigned to such term in
Section 2.01.

                  "Proceeds" has the meaning specified in Section 9-102 of the New York UCC.

                  "Purchase Agreement" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Secured Parties" means (a) the Trustee, (b) the Collateral Agent, (c) each Holder, (d) the beneficiaries of each indemnification obligation undertaken by any Indenture Party under any Indenture Document and (e) the successors and assigns of each of the foregoing.

                  "Security Documents" means this Agreement, the Mortgages, the Lockbox Agreements, any agreements pursuant to which assets are added to the Collateral and any other instruments or documents entered into and delivered in connection with any of the foregoing, as such agreements, instruments or documents may from time to time be amended.

                  "Security Interest" has the meaning assigned to such term in
Section 3.01.

                  "Sub-Agent" means a financial institution that has delivered to the Collateral Agent an executed Lockbox Agreement.

                  "Subsidiary Parties" means (a) the Subsidiaries identified on
Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Effective Date.

                  "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

                  "Trademarks" means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                  SECTION 1.03. Rules of Interpretation. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                                   ARTICLE II

                              Pledge of Securities

                  SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Collateral Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by it and listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the "Pledged Stock"); provided that the Pledged Stock shall not include more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary; (b)(i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01; (d) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Pledged Collateral").

                  TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

                  SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.

                  (a) Each Grantor will cause any Indebtedness for borrowed money in principal amount exceeding $1,000,000 owed to such Grantor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

                  (b) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

                  SECTION 2.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

                  (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder;

                  (b) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable, (ii) in the case of Pledged Debt Securities issued to a Grantor by Affiliates of any Grantor, are legal, valid and binding obligations of the issuers thereof and (iii) in the case of Pledged Debt Securities issued to a Grantor by Persons other than Affiliates of any Grantor, are, to the knowledge of any Grantor, legal, valid and binding obligations of the issuers thereof;

                  (c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers permitted under the Indenture, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement, Permitted Liens and transfers permitted under the Indenture, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement, Permitted Liens and transfers permitted under the Indenture, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Permitted Liens), however, arising, of all Persons whomsoever;

                  (d) except for restrictions and limitations imposed by the Indenture Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged

         Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

                  (e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

                  (f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

                  (g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Collateral Obligations; and

                  (h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

                  SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests. To the extent that the Collateral Agent reasonably requests, each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall be represented by a certificate, shall be a "security" within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

                  SECTION 2.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its reasonable discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any material notices or other material communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                  SECTION 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section 2.06 are being suspended:

                  (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Indenture and the other Indenture Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Indenture or any other Indenture Document or the ability of the Secured Parties to exercise the same.

                  (ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

                  (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, the other Indenture Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

                  (b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph
(a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Company has delivered to the Collateral Agent a certificate to that effect, the

Collateral Agent shall, promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

                  (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless the Collateral Agent shall have received written objections from Holders of at least 25% in principal amount of the Notes, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

                  (d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 2.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

                                   ARTICLE III

                     Security Interests in Personal Property

                  SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Collateral Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the "Security Interest") in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Article 9 Collateral"):

                  (i) all Accounts;

                  (ii) all Chattel Paper;

                  (iii) all Deposit Accounts;

                  (iv) all Documents;

                  (v) all Equipment;

                  (vi) all General Intangibles;

                  (vii) all Instruments;

                  (viii) all Inventory;

                  (ix) all Investment Property;

                  (x) Letter-of-Credit rights;

                  (xi) commercial tort claim filed by the Company pursuant to that certain lawsuit filed in the United States District Court for the Southern District of Texas, Galveston Division, International Wire Group, Inc. vs. National Union Fire Insurance Company of Pittsburgh, PA; AIG Technical Services, Inc; Beirne, Maynard & Parsons, L.L.P., Brit T. Brown and Edward J. Murphy, Case No. G03-233;

                  (xii) all books and records pertaining to the Article 9 Collateral;

                  (xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; and

                  (xiv) all cash or cash equivalents received by the Trustee or the Collateral Agent on behalf of the Trustee pursuant to
                  Article 12 of the Indenture.

         Notwithstanding the foregoing, "Collateral" shall not include any Grantor's right, title or interest in the cash collateral securing certain letters of credit as described under the section "Use of Proceeds" in the confidential offering circular dated May 29, 2003 with respect to the initial issuance of the Notes as well as, to the extent not already included therein, the cash collateral described in clause (11) of the definition of the term "Permitted Liens" in the Indenture.

                  (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the
Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (b) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

                  Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                  The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary (or, in the reasonable opinion of the Collateral Agent, advisable) for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

                  (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

                  SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

                  (a) Each Grantor has good and valid rights in and title to the
Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

                  (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Effective Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared and filed, recorded or registered by the Grantors based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 1 or Schedule 2 to the Perfection Certificate are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof and containing a description of all
Article 9 Collateral
consisting of Intellectual Property shall have been delivered to the Collateral Agent on or before the Effective Date and recorded by such Grantor with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and with respect to United States registered Copyrights for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all
Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any
Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

                  (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Collateral Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. Section 261 or 15 U.S.C. Section 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. Section 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than those Permitted Liens that have priority as a matter of law.

                  (d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any
Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any
Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

                  SECTION 3.03. Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name,
(ii) in the location of its chief executive office, (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made by such Grantor under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

                  (a) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.

                  (b) The Company shall deliver to the Collateral Agent on or before May 15th in each year beginning with May 15, 2004, an Officers' Certificate of the Company (a) setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c) and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) of this Section 3.03 to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 3.03(c) shall identify in the format of
Schedule III all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

                  (c) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the
Article 9 Collateral and the priority thereof against any Lien other than those Permitted Liens which have priority as a matter of law.

                  Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all actions, including such actions as the Collateral Agent may from time to time reasonably request, to better assure, create, preserve, protect, perfect and enforce the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. To the extent that any Grantor fails to take any action required in the preceding sentence, the Collateral Agent is irrevocably authorized and empowered, with full power of substitution, to execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents and, subject to the provisions of the Security Documents, take such other actions in the name, place and stead of such Grantor; provided that the Collateral Agent will have no obligation to act in the foregoing manner and no liability for any action taken or omitted by it in good faith in connection therewith. If any principal amount payable in excess of $1,000,000 under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

                  Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 20 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its reasonable best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

                  (d) Upon reasonable prior notice, the Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have, at such reasonable times and as often as reasonably requested, the right to inspect the Article 9 Collateral (provided that only one inspection during each fiscal year of the Company shall be at the Grantors' own cost and expense, provided, however, that if an Event of Default has occurred and is continuing, all inspections during the continuance of such Event of Default shall be at the Grantors' own cost and expense), all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the
Article 9 Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants (provided that the Grantors shall have been afforded the opportunity to participate in any such discussion with their independent accountants) and to verify under reasonable procedures, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

                  (e) At its option, during the continuance of an Event of Default, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted under the Indenture, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Indenture or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Indenture Documents.

                  (f) [Intentionally reserved.]

                  (g) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

                  (h) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Indenture. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Indenture or any other Indenture Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory having a value exceeding $1,000,000 to be in the possession or control of any warehouseman, agent, bailee, or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have acknowledged in writing, in form and substance reasonably satisfactory to the Collateral Agent, that such warehouseman, agent, bailee or processor holds the Inventory for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of the Collateral Agent without further consent from the Grantor.

                  (i) None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

                  (j) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment with financially sound and reputable insurance companies in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar location. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Collateral Obligations secured hereby.

                  (k) Each Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

                  SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Article 9 Collateral:

                  (a) Instruments. If any Grantor shall at any time hold or acquire any Instruments, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request; provided, that the Grantors shall not be required to deliver any

         Instruments to the Collateral Agent unless the individual or aggregate amount evidenced on all Instruments, not yet delivered to the Collateral Agent, exceeds $1,000,000.

                  (b) [Intentionally reserved.]

                  (c) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities that either (i) have an aggregate value exceeding $1,000,000, or (ii) are certificated securities issued by any Indenture Party, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired from an issuer by any Grantor are uncertificated, are issued to such Grantor or its nominee directly by such issuer and have a value exceeding $1,000,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or
         (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor, which, individually or in the aggregate, have a value exceeding $1,000,000, are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall promptly notify, the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Grantor being permitted to exercise rights to withdraw or otherwise deal with such investment property unless an Event of Default has occurred and is continuing. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

                  Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in
         Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, which has a value, individually or in the aggregate, exceeding $1,000,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantor to make alterations to such electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

                  (d) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor with an undrawn face amount exceeding $1,000,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

                  (e) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim in an amount reasonably estimated to exceed $3,000,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

                  SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act as omitting to do any act) whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its rights under applicable patent laws.

                  (a) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                  (b) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.

                  (c) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

                  (d) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and executes and delivers any and all agreements, instruments, documents and papers, including such documents and papers as the Collateral Agent may reasonably request, to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby agrees to execute and file such writings for the foregoing purposes, and also appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

                  (e) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United

States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

                  (f) In the event that any Grantor has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party in a manner which could adversely affect the conduct of such Grantor's business, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

                  (g) Upon and during the continuance of an Event of Default, each Grantor shall use its reasonable best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                  SECTION 3.06. Lockbox System. (a) Within 30 days after the Effective Date, the Grantors shall establish in the name of the Collateral Agent, and subject to the control of the Collateral Agent pursuant to the Lockbox Agreements, for the ratable benefit of the Collateral Agent and the other Secured Parties, a system of lockboxes and related deposit accounts (the "Lockbox System") with one or more financial institutions that are reasonably satisfactory to the Collateral Agent into which the Proceeds of all Accounts and Inventory shall be deposited and forwarded to the Collateral Agent in accordance with the Lockbox Agreements.

                  (a) All Proceeds of Inventory and Accounts that have been received on any Business Day through the Lockbox System will be transferred into the Concentration Account on such Business Day to the extent required by the applicable Lockbox Agreement. All Proceeds stemming from the sale of a substantial portion of the Collateral (other than Proceeds of Inventory and Accounts) that have been received by a Grantor on any Business Day will be transferred into the Concentration Account on such Business Day if received before 2:00 p.m. (New York time), or if received after such time, the following Business Day. All Proceeds received on any Business Day by the Collateral Agent pursuant to Section 3.07 will be transferred into the Concentration Account on such Business Day.

                  (b) The Concentration Account is, and shall remain, under the sole dominion and control of the Collateral Agent. Each Grantor acknowledges and agrees that

(i) such Grantor has no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall continue to be collateral security for all of the Collateral Obligations and (iii) upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent's election, the funds on deposit in the Concentration Account may be applied as provided in Section 4.02. So long as no Event of Default has occurred and is continuing, the Collateral Agent shall promptly remit any funds on deposit in the Concentration Account to the General Fund Account and the Company shall have the right, at any time and from time to time, to withdraw such amounts from the General Fund Account as it shall deem to be necessary or desirable.

                  (c) Effective upon notice to the Grantors from the Collateral Agent after the occurrence and during the continuance of an Event of Default (which notice may be given by telephone if promptly confirmed in writing), the Concentration Account will, without any further action on the part of any Grantor, the Collateral Agent or any Sub-Agent, convert into a closed lockbox account under the exclusive dominion and control of the Collateral Agent in which funds are held subject to the rights of the Collateral Agent hereunder. Each Grantor irrevocably authorizes the Collateral Agent to notify each Sub-Agent (i) of the occurrence of an Event of Default and (ii) of the matters referred to in this paragraph (d). Following the occurrence of an Event of Default, the Collateral Agent may instruct each Sub-Agent to transfer immediately all funds held in each deposit account to the Concentration Account. Each Grantor hereby agrees to irrevocably direct each Sub-Agent to comply with the instructions of the Collateral Agent with respect to the relevant Collection Deposit Account without further consent from the Grantor or any other Person.

                  SECTION 3.07. Collections. (a) Each Grantor agrees (i) within thirty (30) days after the Effective Date, to notify and direct promptly each Account Debtor and every other Person obligated to make payments on Accounts or in respect of any Inventory to make all such payments directly to the Lockbox System established in accordance with Section 3.06, (ii) to use all reasonable efforts to cause each Account Debtor and every other Person identified in clause
(i) above to make all payments with respect to Accounts and Inventory directly to the Lockbox System and (iii) promptly to deposit all payments received by it on account of Accounts and Inventory, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in the Lockbox System in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection), and until they are so deposited such payments shall be held in trust by such Grantor for and as the property of the Collateral Agent.

                  (a) Without the prior written consent of the Collateral Agent, no Grantor shall, in a manner adverse to the Holders, change the general instructions given to Account Debtors in respect of payment on Accounts to be deposited in the Lockbox System. Until the Collateral Agent shall have advised the Grantors to the contrary, each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Accounts, for the benefit and on behalf of the Collateral Agent and the other Secured Parties; provided that such privilege may at the option of the Collateral Agent be terminated upon the occurrence and during the continuance of any Event of Default.

                                   ARTICLE IV

                                    Remedies

                  SECTION 4.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such
Article 9 Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any applicable law or any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Collateral Agent shall give the applicable Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Collateral Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this
Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

                  SECTION 4.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Trustee or the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Indenture Document or any of the Collateral Obligations, including all court costs, the fees and expenses of its agents and the reasonable fees and expenses of its legal counsel, the repayment of all advances made by the Trustee or the Collateral Agent hereunder or under any other Indenture Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Indenture Document and any other amounts due to the Trustee or the Collateral Agent under Section 7.07 of the Indenture;

                  SECOND, to the payment in full of the Collateral Obligations owed to the Holders (the amounts so applied to be distributed among the Holders pro rata in accordance with the amounts of the Collateral Obligations owed to Holders on the date of any such distribution); and

                  THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                  SECTION 4.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent such Grantor may do so under applicable contractual restrictions, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                  SECTION 4.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each

Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

                  SECTION 4.05. Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its reasonable best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 4.05. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this
Section 4.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 4.05 may be specifically enforced.

                                   ARTICLE V

                    Indemnity, Subrogation and Subordination

                  SECTION 5.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 5.03), the Company agrees that (a) in the event a payment of an obligation shall be made by any Guarantor under Section
10.01 of the Indenture, the Company shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an obligation owed to any Secured Party, the Company shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

                  SECTION 5.02. Contribution and Subrogation. Each Guarantor and Grantor (a "Contributing Party") agrees (subject to Section 5.03) that, in the event a payment shall be made by any other Guarantor under the Indenture or hereunder in respect of any Obligation or that assets of any other Grantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor or Grantor (the "Claiming Party") shall not have been fully indemnified by the Company as provided in Section 5.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors and Grantors on the date hereof (or, (a) in the case of any Guarantor becoming a party to the Indenture pursuant to Section 4.12 of the Indenture, the date of the supplement to the Indenture executed and delivered by such Guarantor or, (b) in the case of any Grantor becoming a party hereto pursuant to Section 6.14, the date of the supplement hereto executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this
Section 5.02 shall be subrogated to the rights of such Claiming Party under
Section 5.01 to the extent of such payment.

                  SECTION 5.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Collateral Obligations. No failure on the part of the Company or any Guarantor or Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations under the Indenture or hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor under the Indenture or hereunder.

                  (a) Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Collateral Obligations.

                                   ARTICLE VI

                                  Miscellaneous

                  SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 13.02 of the Indenture. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Company as provided in Section 13.02 of the Indenture.

                  SECTION 6.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Trustee or any Holder in exercising any right or power hereunder or under any other Indenture Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Trustee and the Holders hereunder and under the other Indenture Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Indenture Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Indenture Party in any case shall entitle any Indenture Party to any other or further notice or demand in similar or other circumstances.

                  (a) Neither this Agreement nor any provision hereof may be waived, amended or modified except in accordance with the Indenture, pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Indenture Party or Indenture Parties with respect to which such waiver, amendment or modification is to apply.

                  SECTION 6.03. Collateral Agent's Fees and Expenses; Indemnification. (a) Each Grantor and Guarantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any rights of the Collateral Agent hereunder or (iv) the failure of any Grantor or any Guarantor to perform or observe any of the provisions hereof applicable to it.

                  (a) Without limitation of its indemnification obligations under the other Indenture Documents, each Grantor and Guarantor jointly and severally agrees to indemnify the Collateral Agent, the Trustee, the Holders and each Affiliate of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (b) Any such amounts payable as provided hereunder shall be additional Collateral Obligations secured hereby and by the other Security Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Indenture Document, the consummation of the transactions contemplated hereby, the repayment of any of the Collateral Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Indenture Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable on written demand therefor.

                  (c) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of any Grantor to the Collateral, as to the security afforded by this Agreement or any other Security Document or as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any Security Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. Except as may be expressly provided in any Security Document, the Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to the Grantors or to the holders of the Notes as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it. The Collateral Agent shall have no obligations to file any UCC financing statements or UCC continuation statements except at the written direction of the Grantors or the Trustee and upon receipt of such statements completed and in a proper form for filing provided to the Collateral Agent at least five Business Days in advance of any requested filing date. The Collateral Agent shall have no obligations to file any document with any foreign or domestic patent, trademark or copyright office, or any foreign governmental, municipal or other office. The Collateral Agent shall not be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Collateral Agent shall be liable for losses due to its wilful misconduct, gross negligence or bad faith. The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Grantor of any of the covenants or agreements contained herein or in the Indenture, the Notes or the Security Documents. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such person in connection with this Agreement or any other Security Document except for such person's own gross negligence, willful misconduct or bad faith. The Collateral Agent may execute any of the powers granted under this Agreement or any of the other Security Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the misconduct of any agents or attorneys-in-fact selected by it with due care.

                  (d) Subject to any additional requirements provided herein or in the Indenture, in the performance of its duties under this Collateral Agreement the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person, and absent gross negligence, wilful misconduct or bad faith, the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon.

                  (e) The Collateral Agent may consult with counsel and, in the absence of bad faith, shall be fully protected in taking any action hereunder in accordance with any advice of such counsel. The Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement, the duties created hereunder or any of the Collateral from any court of competent jurisdiction.

                  (f) The Collateral Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it believes to be genuine and to have been signed or presented by the proper party or parties. In the absence of its gross negligence, willful misconduct or bad faith the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions furnished to the Collateral Agent in connection with this Agreement and the other Security Documents.

                  (g) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a written notice of Event of Default. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a notice of Event of Default to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any certificate so furnished to it and shall have no obligation to take or omit to take any action with respect to such notice of Event of Default.

                  (h) If any dispute or disagreement shall arise as to the allocation of any sum of money received by the Collateral Agent hereunder, under the Indentures or under any Security Document, the Collateral Agent shall have the right to deliver such sum to a court of competent jurisdiction and therein commence an action for interpleader.

                  (i) A resignation or removal of the Collateral Agent and appointment of a successor Collateral Agent shall become effective only upon the successor Collateral Agent's acceptance of appointment as provided in this
Section 6.03.

                  (i) The Collateral Agent may resign in writing at any time by so notifying the Grantors and the Trustee and will thereafter be discharged from the duties created hereby upon the effectiveness of the Collateral Agent's resignation pursuant to subclause (iv) below. The Grantors or the Trustee may remove the Collateral Agent if:

                       (A) the Collateral Agent is adjudged a bankrupt or an
              insolvent or an order for relief is entered with respect to the Collateral Agent under Title 11, U.S. Code or any similar federal or state law for the relief of debtors;

                       (B) a custodian or public officer takes charge of the
              Collateral Agent or its property; or

                       (C) the Collateral Agent becomes incapable of acting.

                  (ii) If the Collateral Agent resigns or is removed or if a vacancy exists in the office of Collateral Agent for any reason, the Trustee shall promptly appoint a successor Collateral Agent.

                  (iii) If a successor Collateral Agent does not take office within 60 days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.

                  (iv) A successor Collateral Agent shall deliver a written acceptance of its appointment to the retiring Collateral Agent, the Indenture Trustee and the Grantors. Thereupon, the resignation or removal of the retiring Collateral Agent shall become effective, and the successor Collateral Agent shall have all the rights, powers and duties of the Collateral Agent under this Collateral Agreement. The successor Collateral Agent shall mail a notice of its succession to the Indenture Trustee. The retiring Collateral Agent shall promptly transfer all property held by it as Collateral Agent to the successor Collateral Agent, provided all sums owing to the Collateral Agent hereunder have been paid. Notwithstanding replacement of the Collateral Agent pursuant to this Section 6.03, the Grantor's obligations under Sections 6.03(a), (b) and (c) hereof shall continue for the benefit of the retiring Collateral Agent, and the Grantors shall pay to any such replaced or removed Collateral Agent all amounts owed to such replaced or removed Collateral Agent under Sections 6.03(a), (b) and (c) hereof upon such replacement or removal.

                  SECTION 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  SECTION 6.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Indenture Parties in the Indenture Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Indenture Document shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of the Indenture Documents and the purchase of the Notes by the Initial Purchaser, regardless of any investigation made by any Holder or on its behalf and notwithstanding that the Collateral Agent, the Trustee or any Holder may have had notice or knowledge of any Default or incorrect representation or warranty and shall continue in full force and effect as long as any Obligation remains unpaid.

                  SECTION 6.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute single contract, and shall become effective as provided in this Section 6.06. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Indenture Party when a counterpart hereof executed on behalf of such Indenture Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Indenture Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Indenture Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Indenture Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Indenture. This Agreement shall be construed as a separate agreement with respect to each Indenture Party and may be amended, modified, supplemented, waived or released with respect to any Indenture Party without the approval of any other Indenture Party and without affecting the obligations of any other Indenture Party hereunder.

                  SECTION 6.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 6.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Holder is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Holder to or for the credit or the account of any Subsidiary Party against any of and all the obligations of such Subsidiary Party now or hereafter existing under this agreement owed to such Holder, irrespective of whether or not such Holder shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Holder under this Section 6.08 are in addition to other rights and remedies (including other rights of set-off) which such Holder may have.

                  SECTION 6.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (a) Each of the Indenture Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Indenture Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Indenture Document shall affect any right that the Collateral Agent, the Trustee or any Holder may otherwise have to bring any action or proceeding relating to this Agreement or any other Indenture Document against any Grantor or Guarantor, or its properties in the courts of any jurisdiction.

                  (b) Each of the Indenture Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Indenture Document in any court referred to in paragraph (b) of this Section 6.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement or any other Indenture Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 6.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER INDENTURE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

                  SECTION 6.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 6.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Indenture Document, any agreement with respect to any of the Collateral Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Collateral Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Indenture Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Collateral Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Collateral Obligations or this Agreement.

                  SECTION 6.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate when all the Collateral Obligations have indefeasibly been paid in full.

                  (b) Upon the sale or other disposition (including by way of consolidation or merger) of a Guarantor or Grantor or the sale or disposition of all or substantially all the assets of such Guarantor or Grantor (in each case other than a sale or disposition to the Company or an Affiliate of the Company and as permitted by the Indenture and if in connection therewith the Company provides an Officers' Certificate to the Collateral Agent to the effect that the Company will comply with its obligations under Section 4.06 of the Indenture), such Guarantor or Grantor shall be deemed released from all obligations hereunder without any further action required on the part of the Trustee or any Holder.

                  (c) A Guarantor or Grantor also shall be released (i) upon the designation of such Guarantor or Grantor as an Unrestricted Subsidiary; or (ii) if the Company exercises its legal defeasance option or its covenant defeasance option as permitted by Section 8.01 of the Indenture.

                  (d) If any of the Collateral shall become subject to the disposition, release or eminent domain provisions set forth in Sections 11.03,
11.04 and 11.06 of the Indenture, such Collateral shall be automatically released from the Security Interest to the extent provided in Sections 11.03,
11.04 and 11.06 of the Indenture.

                  (e) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 6.13 shall be without recourse to or warranty by the Collateral Agent.

                  SECTION 6.14. Additional Subsidiaries. If, pursuant to Sections 4.12 and 10.05 of the Indenture, the Company is required to cause any Subsidiary that is not a Subsidiary Party to become a Subsidiary Party, upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Indenture Party hereunder. The rights and obligations of each Indenture Party hereunder shall remain in full force and effect notwithstanding the addition of any new Indenture Party as a party to this Agreement.

                  SECTION 6.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable, coupled with an interest and shall not be exercisable unless an Event of Default has occurred and is continuing. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, wilful misconduct or bad faith.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                INTERNATIONAL WIRE HOLDING COMPANY,


                                     by
                                            /s/ David J. Webster
                                           -------------------------------------
                                           Name: David J. Webster
                                           Title:  Senior Vice President and
                                           Secretary




                                INTERNATIONAL WIRE GROUP, INC.,


                                     by

                                            /s/ David J. Webster
                                           -------------------------------------
                                           Name: David J. Webster
                                           Title:  Senior Vice President and
                                           Secretary



                                EACH OF THE SUBSIDIARIES
                                LISTED ON SCHEDULE I HERETO,


                                     by

                                            /s/ David J. Webster
                                           -------------------------------------
                                           Name: David J. Webster
                                           Title:  Senior Vice President and
                                           Secretary

                                WELLS FARGO BANK MINNESOTA,
                                NATIONAL ASSOCIATION, AS
                                COLLATERAL AGENT,


                                     by

                                            /s/ Jane Y. Schweiger
                                           -------------------------------------
                                           Name: Jane Y. Schweiger
                                           Title: Vice President

                                                               Schedule I to the
                                                            Collateral Agreement



                               SUBSIDIARY PARTIES

                                                              Schedule II to the
                                                            Collateral Agreement

                                EQUITY INTERESTS

                                                                     Number and
                            Number of           Registered            Class of            Percentage
 Issuer                    Certificate             Owner           Equity Interest    of Equity Interests
 ------                    -----------             -----           ---------------    -------------------


                                DEBT SECURITIES

                                   Principal
Issuer                               Amount                 Date of Note              Maturity Date
------                               ------                 ------------              -------------

                                                             Schedule III to the
                                                            Collateral Agreement






                   U.S. COPYRIGHTS OWNED BY [NAME OR GRANTOR]

                          U.S. Copyright Registrations

               Title                            Reg. No.                            Author
               -----                            --------                            ------






              Pending U.S. Copyright Applications for Registration

               Title                          Author                   Class              Date Filed
               -----                          ------                   -----              ----------






                        Non-U.S. Copyright Registrations

           Country                     Title                 Reg. No.                   Author
           -------                     -----                 --------                   ------






            Non-U.S. Pending Copyright Applications for Registration

         Country                    Title                   Author             Class        Date Filed
         -------                    -----                   ------             -----        -----------


                                                             Schedule III to the
                                                            Collateral Agreement


                                    LICENSES

I.  Licenses/Sublicensees of [Name of Grantor] as Licensor on Date Hereof

A.  Copyrights

                                 U.S. Copyrights

                                                  Title of
    Licensee Name       Date of License/            U.S.
     and Address           Sublicense            Copyright               Author             Reg. No.
     -----------           ----------            ---------               ------             --------






                               Non-U.S. Copyrights

                                          Date of            Title of
                    Licensee Name         License/           Non-U.S.
Country              and Address        Sublicensee         Copyrights           Author        Reg. No.
-------              -----------        -----------         ----------           ------        --------


B.  Patents

                                  U.S. Patents

          Licensee Name                 Date of License/
           and Address                     Sublicense               Issue Date            Patent No.
           -----------                     ----------               ----------            ----------



                                                             Schedule III to the
                                                            Collateral Agreement



                            U.S. Patent Applications

          Licensee Name                 Date of License/
           and address                     Sublicense               Date Filed         Application No.
           -----------                     ----------               ----------         ---------------



                                Non-U.S. Patents

                            Licensee Name           Date of License/         Issue          Non-U.S.
       Country               and Address               Sublicense            Date          Patent No.
       -------               -----------               ----------            ----          ----------



                          Non-U.S. Patent Applications

                            Licensee Name          Date of License/        Date          Application
       Country               and Address              Sublicense          Filed              No.
       -------               -----------              ----------          -----              ---



C.  Trademarks

                                 U.S. Trademarks

      Licensee Name            Date of License/
       and Address                Sublicense               U.S. Mark         Reg. Date       Reg. No.
       -----------                ----------               ---------         ---------       --------



                                                             Schedule III to the
                                                            Collateral Agreement



                           U.S. Trademark Applications

      Licensee Name            Date of License/                                             Application
       and Address                Sublicense               U.S. Mark         Date Filed         No.
       -----------                ----------               ---------         ----------         ---






                               Non-U.S. Trademarks

                    Licensee Name      Date of License/        Non-U.S.
    Country          and Address          Sublicense             Mark          Reg. Date       Reg. No.
    -------          -----------          ----------             ----          ---------       --------



                         Non-U.S. Trademark Applications

                    Licensee Name     Date of License/       Non-U.S.           Date         Application
    Country          and Address         Sublicense            Mark             Filed            No.
    -------          -----------         ----------            ----             -----            ---



D.  Others

           Licensee Name                     Date of License/                        Subject
            and Address                         Sublicense                           Matter
            -----------                         ----------                           ------


                                                             Schedule III to the
                                                            Collateral Agreement


II.  Licensees/Sublicenses of [Name of Grantor] as Licensee on Date Hereof

A.  Copyrights

                                 U.S. Copyrights

  Licensor Name and     Date of License/          Title of
       Address             Sublicense          U.S. Copyright            Author              Reg. No.
       -------             ----------          --------------            ------              --------



                               Non-U.S. Copyrights

                                           Date of           Title of

                     Licensor Name        License/           Non-U.S.
     Country          and Address        Sublicensee        Copyrights           Author        Reg. No.
     -------          -----------        -----------        ----------           ------        --------



B.  Patents

                                  U.S. Patents

                                            Date of
          Licensor Name                     License/
           and Address                     Sublicense               Issue Date            Patent No.
           -----------                     ----------               ----------            ----------



                            U.S. Patent Applications

          Licensor Name                 Date of License/
           and Address                     Sublicense               Date Filed         Application No.
           -----------                     ----------               ----------         ---------------



                                                             Schedule III to the
                                                            Collateral Agreement


                                Non-U.S. Patents

                            Licensor Name           Date of License/         Issue          Non-U.S.
       Country               and Address               Sublicense            Date          Patent No.
       -------               -----------               ----------            ----          ----------



                          Non-U.S. Patent Applications

                            Licensor Name           Date of License/         Date          Application
       Country               and Address               Sublicense            Filed             No.
       -------               -----------               ----------            -----             ---



C.  Trademarks

                                 U.S. Trademarks

      Licensor Name            Date of License/
       and Address                Sublicense              U.S. Mark         Reg. Date        Reg. No.
       -----------                ----------              ---------         ---------        --------



                           U.S. Trademark Applications

      Licensor Name            Date of License/                                Date         Application
       and Address                Sublicense              U.S. Mark           Filed             No.
       -----------                ----------              ---------           -----             ---



                               Non-U.S. Trademarks

                    Licensor Name      Date of License/       Non-U.S.
    Country          and Address          Sublicense            Mark           Reg. Date       Reg. No.
    -------          -----------          ----------            ----           ---------       --------



                                                             Schedule III to the
                                                            Collateral Agreement



                         Non-U.S. Trademark Applications

                    Licensor Name     Date of License/       Non-U.S.          Date         Application
    Country          and Address         Sublicense            Mark           Filed             No.
    -------          -----------         ----------            ----           -----             ---





D.  Others

                                             Date of License/
Licensor Name and Address                       Sublicense                       Subject Matter
-------------------------                       ----------                       --------------




                                                             Schedule III to the
                                                            Collateral Agreement



                       PATENTS OWNED BY [NAME OF GRANTOR]

                            U.S. Patent Registrations

                   Patent Numbers                                         Issue Date
                   --------------                                         ----------




                            U.S. Patent Applications

               Patent Application No.                                     Filing Date
               ----------------------                                     -----------




                          Non-U.S. Patent Registrations

              Country                           Issue Date                         Patent No.
              -------                           ----------                         ----------



                          Non-U.S. Patent Registrations

             Country                        Filing Date                    Patent Application No.
             -------                        -----------                    ----------------------



                                                             Schedule III to the
                                                            Collateral Agreement



                TRADEMARK/TRADE NAMES OWNED BY [NAME OF GRANTOR]

                          U.S. Trademark Registrations

                 Mark                              Reg. Date                         Reg. No.
                 ----                              ---------                         --------






                           U.S. Trademark Applications

                 Mark                             Filing Date                     Application No.
                 ----                             -----------                     ---------------



                          State Trademark Registrations

            State                       Mark                  Filing Date            Application No.
            -----                       ----                  -----------            ---------------



                        Non-U.S. Trademark Registrations

           Country                        Mark                   Reg. Date                Reg. No.
           -------                        ----                   ---------                --------


                         Non-U.S. Trademark Applications

           Country                    Mark                Application Date            Application No.
           -------                    ----                ----------------            ---------------



                                                             Schedule III to the
                                                            Collateral Agreement


                                                    Trade Names

                Country(s) Where Used                                     Trade Names
                ---------------------                                     -----------




                                                            Schedule IIII to the
                                                            Collateral Agreement



                               MORTGAGED PROPERTY

                                                                Exhibit I to the
                                                            Collateral Agreement



                                    SUPPLEMENT NO. __ dated as of [o] , to the
                           Collateral Agreement dated as of May 30, 2003, International Wire Holding Company, International Wire Group, Inc., each Subsidiary Party listed on
                           Schedule I thereto (each such subsidiary individually a "Subsidiary Grantor" and collectively, the "Subsidiary Grantors"; the Subsidiary Grantors, Holdings and the Company are referred to collectively herein as the "Grantors") and Wells Fargo Bank Minnesota, National Association, as Collateral Agent (in such capacity, the "Collateral Agent").

                  A. Reference is made to made to Indenture dated as of May 30, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), among the Company and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), and (b) the Purchase Agreement dated as of May 30, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), among the Issuer, and Credit Suisse First Boston LLC (the "Initial Purchaser").

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Collateral Agreement referred to therein.

                  C. The Grantors have entered into the Collateral Agreement in order to induce the Trustee to enter into the Indenture and the Initial Purchaser to purchase the Notes. Section 6.16 of Collateral Agreement provides that additional Subsidiaries of [Holdings/the Indenture Parties] may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Indenture to become a Subsidiary Party under the Collateral Agreement as consideration for credit previously extended to the Company.

                  Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

                  SECTION 1. In accordance with Section 6.16 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Guarantor and a Grantor), Grantor and Guarantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party, Grantor and Guarantor hereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor hereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Collateral Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary's right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a "Guarantor" or "Grantor" in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

                  SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

                  SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Collateral Agreement.

                  SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                  IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

                                 [NAME OF NEW SUBSIDIARY],


                                      by

                                            ------------------------------------
                                            Name:
                                            Title:

                                            Legal Name:
                                            Jurisdiction of Formation:
                                            Location of Chief Executive office:



                                 WELLS FARGO BANK MINNESOTA,
                                 NATIONAL ASSOCIATION,
                                 AS COLLATERAL AGENT


                                      by

                                            ------------------------------------
                                            Name:
                                            Title:

                                                                      Schedule I
                                                      to the Supplement No __ to
                                                        the Collateral Agreement


                             LOCATION OF COLLATERAL

                     Description                                           Location
                     -----------                                           --------



                                EQUITY INTERESTS

                                                                     Number and
                            Number of           Registered            Class of            Percentage
 Issuer                    Certificate             Owner          Equity Interests    of Equity Interests
 ------                    -----------             -----          ----------------    -------------------




                                 DEBT SECURITIES

                                   Principal
 Issuer                              Amount                 Date of Note              Maturity Date
 ------                              ------                 ------------              -------------





                              INTELLECTUAL PROPERTY


                               MORTGAGED PROPERTY